UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     May 14, 2018 (May 9, 2018)

CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554
(Commission File Number)	(IRS Employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240,12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Crawford & Company (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) on Wednesday, May 9, 2018. The total number of shares of the Company’s Class B common stock entitled to vote at the Annual Meeting was 24,461,805, and each share was entitled to one vote for each director nominee, and one vote on each of the other matters acted upon at the Annual Meeting. The number of shares represented at the Annual Meeting by valid proxies or ballots was 23,177,759 shares, which was 94.75% of the shares of stock entitled to vote at the Annual Meeting. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

1.	Election of Directors. All of the nominees for director listed below were elected to serve as directors until the Company’s next annual meeting of shareholders and until their successors are elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Harsha V. Agadi	19,407,285	678,189	3,092,285
P. George Benson	19,857,391	228,083	3,092,285
Jesse C. Crawford	17,954,232	2,131,242	3,092,285
Jesse C. Crawford, Jr.	17,953,482	2,131,992	3,092,285
Joia M. Johnson	20,030,739	54,735	3,092,285
Charles H. Ogburn	20,029,675	55,799	3,092,285
Rahul Patel	20,038,831	46,643	3,092,285
D. Richard Williams	20,036,279	49,195	3,092,285

2.	Proposed to approve the addition of 1,000,000 authorized shares of Class A Common Stock to the Crawford & Company U.K. Sharesave Scheme, as amended . The shareholders approved the addition of 1,000,000 shares of Class A Common Stock to the Crawford & Company U.K. Sharesave Scheme. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
19,929,507	154,019	1,948	3,092,285

3.	Ratification of Independent Auditor. The shareholders ratified the appointment of Ernst & Young LLP as independent auditor for the Company for the 2018 fiscal year. The vote on the ratification was as follows:

For	Against	Abstain
23,105,550	68,005	4,204

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)

By:	/s/ R. Eric Powers, III
R. Eric Powers, III Vice President & Corporate Secretary

Dated: May 14, 2018

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